UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2013

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On March 7, 2013, Ventas Realty, Limited Partnership and Ventas Capital Corporation (collectively, the “Issuers”), each a wholly owned subsidiary of Ventas, Inc. (the “Company”), issued and sold $258,750,000 aggregate principal amount of their 5.45% Senior Notes due 2043 (the “Notes”) in a registered public offering pursuant to a Registration Statement on Form S-3 (File No. 333-180521) filed under the Securities Act of 1933, as amended, which Registration Statement became automatically effective on April 2, 2012.  The Notes were sold pursuant to an Underwriting Agreement dated February 28, 2013 among the Issuers, the Company, and the underwriters named therein.

The Notes were issued under the Indenture dated as of September 19, 2006 (the “Base Indenture”), as amended by the Ninth Supplemental Indenture dated as of March 7, 2013 (the “Ninth Supplemental Indenture”), among the Issuers, the Company and U.S. Bank National Association, as trustee.

Copies of the Base Indenture and the Ninth Supplemental Indenture are incorporated by reference herein as Exhibits 4.1 and 4.2, respectively.

Item 9.01.             Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description
4.1

Indenture dated as of September 19, 2006 by and among Ventas, Inc., Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuer(s), the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-3, File No. 333-133115).

Exhibit Number	Description
4.2

Ninth Supplemental Indenture dated as of March 7, 2013 by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A, filed on March 7, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: March 8, 2013	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President, Associate General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1

Indenture dated as of September 19, 2006 by and among Ventas, Inc., Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuer(s), the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-3, File No. 333-133115).

4.2

Ninth Supplemental Indenture dated as of March 7, 2013 by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A, filed on March 7, 2013).